Item 1: Report to Shareholders

Tax-Free High Yield Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds produced positive returns that matched those of their taxable bond counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues.

MARKET ENVIRONMENT

Economic conditions were generally favorable during the last six months, despite surging oil prices. Annualized Gross Domestic Product (GDP) growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

As shown in the graph, municipal money market and shorter-term bond yields rose in tandem with the federal funds rate in the last six months. Long-term rates edged lower, resulting in a flatter municipal yield curve and long-term municipal bonds outperforming shorter-term securities. The taxable bond market experienced the same trends, and municipal and taxable bond returns for the past six months were the same; the Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85%.

MUNICIPAL MARKET NEWS

Tobacco bonds were top performers as yields in this industry fell to their lowest level on record. Overall, BBB and lower-rated bond returns were notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

New municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts are mostly higher than expected, strengthening the general obligation sector as overall state finances improve. Although individual investors’ demand for munis remains lukewarm because of the low rates, institutional demand, particularly from hedge funds and other nontraditional buyers of municipal securities, has picked up the slack. Overall, municipals are in demand despite good supply and low yields.

PORTFOLIO STRATEGY

Tax-Exempt Money Fund

Your fund outperformed its peers during the 6- and 12-month periods ended August 31, 2005, with returns of 0.98% and 1.56%, respectively, versus the Lipper peer group average of 0.83% and 1.31%. Money fund investors benefited from rising yields in response to continued tightening by the Federal Reserve. Since our February report, the fund’s seven-day simple yield has moved up 69 basis points to 2.08% (100 basis points equal one percent).

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Exempt Money Fund	0.98%	1.56%
Lipper Tax-Exempt Money
Market Funds Average	0.83	1.31

While the money market yield curve pushes higher with each Fed tightening, recent market action suggests we may be closing in on the Fed’s target rate. Notably, the money market curve is flatter than at our last report. One-year Libor (a taxable benchmark) is up 67 basis points yielding 4.24%, but its spread versus the overnight funds rate is narrower—about 65 basis points versus 110 basis points in February—suggesting the market thinks rates won’t go much higher. Municipal rates are higher as well, though the favorable yield relationship versus taxable money markets, which typified the past few years, has begun to dissipate. Municipal overnight and seven-day variable rates were about 75 basis points higher versus the prior six months, yielding on average 2.35%. One-year note yields increased 55 basis points over the same period, ending August at 2.95%.

For much of the past six months, we felt that yields on most longer-dated maturities did not fully reflect the impact of further Fed tightening. In March and April we sought to overweight our investments in the short end of the yield curve. May presented us with an opportunity to lock in attractive yields in slightly longer maturities out to about 90 days, allowing us to avoid the seasonal volatility in variable rates normally associated with June and July. In August, one-year notes briefly traded at yields that priced in our rate expectations, and we took advantage of that opportunity as well.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Hospital Revenue	22.3%	22.0%
General Obligation – Local	13.3	14.6
General Obligation – State	8.1	10.6
Housing Finance Revenue	7.1	9.8
Educational Revenue	14.6	8.7
Dedicated Tax Revenue	3.2	7.1
Life Care/Nursing Home Revenue	5.9	6.6
Electric Revenue	5.7	5.8
Other Assets	19.8	14.8
Total	100.0%	100.0%

The near-term outlook for interest rates has become much less certain due to Hurricane Katrina and its potential impact on the economy. The brief runup in yields in August has since reversed itself. Therefore, we find ourselves leery of extending the fund further in the near term, choosing instead to let the economic picture clear somewhat over the next few months.

Tax-Free Short-Intermediate Fund

Over the past six months, fund performance precisely matched that of our Lipper peer group but was below the Lipper average for the 12-month period. Dividends per share remained stable at $0.07 during the six-month period, and the fund’s net asset value (NAV) declined slightly, from $5.40 to $5.38 per share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Short-
Intermediate Fund	1.03%	1.24%
Lipper Short-Intermediate
Municipal Debt Funds Average	1.03	1.43

The environment for short- to intermediate-term securities has been difficult, as the Federal Reserve raised the federal funds rate 2.5 percentage points since June 2004, from 1.00% to 3.5%. As a result, the yields on high-grade municipal bonds with maturities out to six years moved higher, although considerably less than the fed funds rate. Rising shorter-term rates have resulted in low returns for our segment of the market, but signs have begun to emerge that the worst may be over. Looking ahead, conditions should begin to improve. With rates now higher, we should be closer to the end than the beginning of the tightening cycle.

Our strategy focused on keeping the portfolio’s duration shorter than that of the benchmark while short-term rates were rising (duration is a measure of a bond fund’s sensitivity to changes in interest rates). We extended duration to a neutral position in March when rates hit their high points for the period. Our allocation of bonds has changed slightly since our last report; at the end of August, we held more two-year securities and a small position in longer-term intermediate bonds to take advantage of their higher yields. These changes were offset by a decrease in cash as well as in three- to four-year bonds, which appeared overvalued.

Credit quality has remained stable, reflecting an increased exposure to higher-quality sectors such as state and local general obligation, dedicated tax, and prerefunded bonds. During the period, we also exchanged out of high-quality states such as Virginia, Maryland, Florida, and Texas into others that had experienced problems during the economic slowdown. The latter group includes California, New York, Pennsylvania, and New Jersey—states we believe will benefit from improving credit quality and investor demand going forward.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
General Obligation – State	16.2%	16.2%
Dedicated Tax Revenue	13.4	14.0
General Obligation – Local	12.3	12.9
Electric Revenue	12.6	10.9
Air and Sea Transportation Revenue	8.6	8.7
Lease Revenue	7.7	7.3
Prerefunded Bonds	4.6	5.9
Hospital Revenue	5.8	5.1
Other Assets and Reserves	18.8	19.0
Total	100.0%	100.0%

An operating change that took place over the summer is explained in detail in a shaded box following this letter. Briefly, in the past we limited the fund’s below investment-grade bonds to those rated BB. The fund can now invest up to 5% of its assets in noninvestment-grade securities with no minimum rating.

Tax-Free Intermediate Bond Fund

The fund outpaced its peer group average during the 6- and 12-month periods ended August 31, 2005, with returns of 1.80% and 2.84% versus 1.73% and 2.60%, respectively. The fund’s dividend remained stable at $0.20 per share during the past six months, and the NAV dropped a penny to $11.25 per share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Intermediate
Bond Fund	1.80%	2.84%
Lipper Intermediate
Municipal Debt Funds Average	1.73	2.60

We were generally negative on interest rates, believing they would be rising throughout 2005, and our plan was to keep duration short of the benchmark’s (duration is a measure of a bond fund’s sensitivity to changes in interest rates). We did, however, take advantage of opportunities that presented themselves in March by extending to a neutral position when yields hit their high points for the period. At the end of August, we shortened duration again because of the bond market rally following Hurricane Katrina’s devastation of the Gulf Coast, which sent yields lower and prices higher.

As we entered the six-month period, we had adopted a moderate so-called “barbell” structure—consisting of shorter and longer maturities—to take advantage of the flattening yield curve we saw emerging. We accomplished this by allocating 10% to 15% of the portfolio in bonds with unusually long maturities for our fund, while simultaneously overweighting cash and short-term bonds. As the yield curve flattened, we opportunistically moderated this structure by reducing some of our longer-maturity positions and moving into 7- to 15-year bonds.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
General Obligation – Local	13.3%	14.9%
Prerefunded Bonds	11.5	14.5
Dedicated Tax Revenue	9.7	11.1
Electric Revenue	12.5	10.7
Lease Revenue	10.5	10.0
General Obligation – State	7.4	8.2
Hospital Revenue	9.3	7.6
Air and Sea Transportation Revenue	5.9	5.6
Other Assets and Reserves	19.9	17.4
Total	100.0%	100.0%

Our sector allocation changed little on balance over the past six months. We increased exposure somewhat to higher-quality sectors such as local general obligation, prerefunded, and dedicated tax revenue bonds and decreased exposure to electric utility and hospital revenue securities. This strategy was more a result of valuation than an effort to increase credit quality. We believe municipal credit quality is still improving, but tight yield spreads due to heavy demand for higher-yielding bonds have made it difficult to find good opportunities in revenue bonds. On the other end of the spectrum, we did continue to build exposure to below investment-grade bonds, a program that began in fall 2004 and continued into this year. We believe that over time this program will enable us to better utilize our proprietary research and increase portfolio returns.

Tax-Free Income Fund

Despite a backdrop of rising short-term rates over the past six months, long-term rates actually fell, leading to positive returns for longer-term bond funds. The Tax-Free Income Fund and Advisor Class produced good returns for the six-month and one-year periods, exceeding the peer group average in both time frames. Since the end of February the fund’s NAV rose $0.07 to $10.13, while the dividend remained stable at $0.22 cents a share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Income Fund	2.89%	5.43%
Tax-Free Income Fund–
Advisor Class	2.72	5.20
Lipper General Municipal
Debt Funds Average	2.50	4.71

Long-term rates fell roughly 30 basis points since February while short-term rates rose more than 50, creating a flatter yield curve. Since the Federal Reserve began its program of raising short-term rates, we have tilted the fund’s maturity profile toward a so-called “barbell” structure, emphasizing longer-term bonds balanced by a higher-than-normal level of very short-term debt and avoiding the middle of the yield curve. This structure served us well over the past year as long bonds performed best and rising short-term rates helped in the front end. We believe most of the Fed’s work is done in terms of returning short-term rates to more normal levels, so going forward we will begin moving back to a more typical structure, with “laddered” bond maturities—that is, bonds maturing periodically over time.

The generally low interest rate environment has unleashed a steady stream of debt refunding as issuers rush to lower their interest expense by calling in bonds issued as long as 10 years ago with higher yields. While we generally hold on to higher-yielding positions as a good source of income for the fund, these early terminations lower our income stream. Not all of the bonds leave the portfolio; some positions are advance-refunded to a call date anywhere from one to 10 years in the future. While this is generally positive from a credit standpoint as the debt typically becomes backed by U.S. Treasuries, it also results in shorter ultimate maturities. During the past six months, prerefunded debt in the portfolio rose 4% and, in total, represents about 20% of our holdings.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Hospital Revenue	15.2%	16.4%
Prerefunded Bonds	9.7	13.7
Electric Revenue	9.4	9.4
General Obligation – Local	8.9	8.7
Dedicated Tax Revenue	9.6	8.5
General Obligation – State	6.4	7.4
Lease Revenue	7.5	6.5
Escrowed to Maturity	6.5	6.1
Other Assets and Reserves	26.8	23.3
Total	100.0%	100.0%

We generally managed the portfolio’s interest rate risk with a neutral posture relative to our benchmarks. While we have been concerned about the potential for rising rates, the continued low volatility of the municipal bond market dictated a neutral posture. In what was mainly a range-bound market, we took advantage of a few opportunities to both extend and reduce interest rate exposure in a narrow band. To maintain our yield, we focused on certain bond structures that offer higher yields—for example, zero coupon and current coupon bonds as opposed to high-premium coupon bonds trading at high prices.

We also became more selective in our credit decisions. We sold one position we thought might be exposed to any potential weakness in the housing market. We added a few lower-rated bonds but offset them with sales of similarly rated bonds. Along with bond calls and refunded debt, the portfolio’s exposure to bonds rated A or lower fell from 25% to 22%, which is consistent with our view that lower-quality credits are fully priced with little room for further appreciation.

While it is too early to speculate about the ultimate impact of Hurricane Katrina’s destructive forces, the portfolio has minimal exposure to the carnage. We have no direct exposure to state and local government debt in the hurricane’s path, and only one-half of one-percent exposure to Entergy, the dominant utility in the area. The portfolio is well diversified in terms of credit risk, a good position to be in when disaster strikes. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Tax-Free High Yield Fund

The Tax-Free High Yield Fund slightly outpaced the Lipper peer average for the six-month period. For the 12 months ended August 31, 2005, the fund modestly lagged, returning 8.56% versus 8.71% for the Lipper average. The fund’s dividends per share remained steady at $0.29, while the NAV rose from $11.86 at the end of February to $12.06, resulting in a strong total return.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free High Yield Fund	4.20%	8.56%
Lipper High Yield Municipal
Debt Funds Average	4.16	8.71

Medium- and lower-quality bonds continued their impressive performance, outpacing AAA rated municipals by a considerable margin. Persistently low interest rates and solid economic underpinnings remained key drivers of demand in the tax-exempt high-yield marketplace. Limited new supply of higher-yielding bonds through the summer months also drove risk premiums lower during the period.

The fund benefited from its significant exposure to life care revenue bonds, which returned roughly 6% for the period, driven by improving demographics and a favorable credit environment, increased advance-refunding activity, and limited supply. Hospital revenue bonds also aided performance as the hospital portion of the Lehman Brothers Municipal Bond Index outperformed the overall average by approximately 1% over the six-month period. Hospitals have enjoyed a sustained period of financial improvement and solid reimbursement following the difficulties experienced in the late 1990s. We continue to maintain overweight positions in these sectors.

Toll road revenue bonds generated outstanding total returns for the period as well. In June, Pocahontas Parkway (Virginia) entered into a tentative agreement to sell the road to Transurban Inc., a for-profit operator, and the bonds rallied sharply in anticipation of a potential refunding in highly rated securities. Connector 2000 (South Carolina) bonds also strengthened. Positive factors for this project included improved usage, a toll increase, and increased merger and acquisition activity in the sector. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Our conservative weightings in tobacco securitization bonds and airline-backed bonds tempered returns for the period. Tobacco bonds backed by the Master Settlement Agreement rallied sharply over the past 12 months as a string of litigation successes by “Big Tobacco,” most notably in the U.S. Department of Justice’s racketeering case, fueled demand in this sector. Unenhanced tobacco bonds rallied approximately 25% during the one-year period. Airline bonds also posted strong results for much of the period as participants reached for yield in this distressed area of the marketplace.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Life Care/Nursing Home Revenue	16.0%	15.1%
Hospital Revenue	14.3	14.7
Industrial and Pollution
Control Revenue	13.0	11.4
Prerefunded Bonds	5.1	8.9
Electric Revenue	9.0	8.6
Dedicated Tax Revenue	6.8	7.0
Lease Revenue	7.4	5.1
General Obligation – State	3.4	4.0
Other Assets and Reserves	25.0	25.2
Total	100.0%	100.0%

Looking ahead, we believe that prospects for investing in higher-yielding sectors of the municipal market are mixed. While low interest rates and a growing U.S. economy provide a solid framework for high-yield investing, risk premiums in these sectors remain quite low versus historical norms. Heightened concerns about oil price spikes, the continuing impact of Hurricane Katrina, increased government spending, and higher short-term rates could ultimately force market participants to demand greater risk premiums in the months ahead. As always, we will rely on our research-intensive process in an effort to uncover undervalued securities within the high-yield municipal market.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

September 20, 2005

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
SUPPLEMENT TO PROSPECTUS DATED JULY 1, 2005

This updates the Tax-Free Short-Intermediate Fund’s prospectus dated July 1, 2005. On July 20, 2005, the fund’s Board of Directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in noninvestment-grade securities with a rating no lower than BB to a new restriction allowing the fund to invest up to 5% of its assets in any type of noninvestment-grade security. Therefore, the prospectus has been revised as noted below. On page two of the prospectus, the last sentence of the Tax-Free Short-Intermediate Fund’s investment strategy has been revised as follows:

The fund may invest up to 5% of total assets in below investment-grade securities, including those with the lowest rating or, if unrated, believed by T. Rowe Price to be noninvestment grade.

On page 40, the “High-Yield, High-Risk Bonds” operating policy has been revised to state that the Tax-Free Short-Intermediate Fund may invest up to 5% of total assets in below investment-grade securities.

The date of this supplement is October 14, 2005.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Libor rate: The rate that contributor banks in London offer one another for interbank deposits. In effect, the Libor rate is a rate at which a fellow London bank can borrow money from other banks.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

PORTFOLIO CHARACTERISTICS

								Tax-Free
	Tax-		Tax-Free		Tax-Free			Income	Tax-Free
	Exempt		Short-		Intermediate	Tax-Free		Fund–	High
Periods Ended	Money		Intermediate		Bond	Income		Advisor	Yield
8/31/05	Fund		Fund		Fund	Fund		Class	Fund
Price Per Share	$1.00		$5.38		$11.25	$10.13		$10.14	$12.06

Dividends Per Share
For 6 months	0.010		0.07		0.20	0.22		0.20	0.29
For 12 months	0.015	*	0.15	*	0.40	0.43	*	0.40	0.59	*

Dividend Yield
(7-Day Simple) **	2.08%		–		–	–		–	–

30-Day
Dividend Yield **	–		2.90%		3.61%	4.29%		3.98%	4.84%

30-Day Standardized
Yield to Maturity	–		2.82		3.05	3.47		3.15	4.07

Weighted Average
Maturity (years)	47	***	3.9		7.6	13.8		13.8	17.5

Weighted Average
Effective Duration
(years)	–		3.1		4.6	5.3		5.3	5.1

* 12-month dividends may not equal the combined six-month figures due to rounding.
** Dividends earned for the last 30 days (7 days for the money fund) are annualized and divided by the fund’s net asset value at the end of the period.
*** Weighted average maturity for the money fund is in days.
Note: Yields will vary and are not guaranteed. A money fund’s yield more closely reflects its current earnings than does the total return.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 8/31/05	1 Year	5 Years	10 Years	Inception	Date
Tax-Exempt Money Fund	1.56%	1.47%	2.30%
Tax-Free Short-
Intermediate Fund	1.24	3.89	4.10
Tax-Free Intermediate Bond Fund	2.84	5.12	4.98
Tax-Free Income Fund	5.43	6.21	5.90
Tax-Free Income Fund–
Advisor Class	5.20	–	–	4.19%	9/30/02
Tax-Free High Yield Fund	8.56	6.56	5.88

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE TAX-EXEMPT MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,009.80	$2.43
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.79	2.45

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.48%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,010.30	$2.58
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.63	2.60

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.51%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,018.00	$2.90
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.33	2.91

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.57%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Investor Class
Actual	$1,000.00	$1,028.90	$2.71
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.53	2.70
Advisor Class
Actual	1,000.00	1,027.20	4.34
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.92	4.33

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average  account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.53%; the
    Advisor Class was 0.85%.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,042.00	$3.60
Hypothetical (assumes
5% return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.70%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
Periods Ended 6/30/05	Simple Yield	1 Year	5 Years	10 Years
Tax-Exempt Money Fund	2.05%	1.32%	1.52%	2.32%
Tax-Free Short-Intermediate Fund	–	2.90	4.21	4.20
Tax-Free Intermediate Bond Fund	–	5.31	5.53	5.15
Tax-Free Income Fund	–	8.02	6.69	6.02
Tax-Free Income Fund–Advisor Class	–	7.67	–	–
Tax-Free High Yield Fund	–	9.96	6.87	5.93

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results.
Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. It shows how each fund class would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.  When assessing performance, investors should consider both short- and long-term returns. A money fund’s yield more closely represents its current earnings than does the total return.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$11.86	$11.83	$11.48	$11.50	$11.56	$11.21

Investment activities
Net investment
income (loss)	0.29	0.60	0.62	0.64	0.67	0.67
Net realized and
unrealized gain (loss)	0.20	0.03	0.34	(0.02)	(0.07)	0.35

Total from
investment activities	0.49	0.63	0.96	0.62	0.60	1.02

Distributions
Net investment income	(0.29)	(0.60)	(0.61)	(0.64)	(0.66)	(0.67)

NET ASSET VALUE
End of period	$12.06	$11.86	$11.83	$11.48	$11.50	$11.56

Ratios/Supplemental Data
Total return^	4.20%	5.49%	8.59%	5.54%	5.28%	9.36%
Ratio of total expenses to
average net assets	0.70%†	0.70%	0.71%	0.71%	0.71%	0.72%
Ratio of net investment
income (loss) to average
net assets	4.89%†	5.12%	5.33%	5.56%	5.72%	5.89%
Portfolio turnover rate	17.8%†	22.8%	26.5%	30.8%	32.7%	15.1%
Net assets, end of period
(in millions)	$1,366	$1,266	$1,173	$1,121	$1,110	$1,095

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized.
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

ALABAMA 1.4%

Baldwin County Eastern Shore Hosp. Auth.
Thomas Hosp.
5.75%, 4/1/27	885	897
6.75%, 4/1/21	1,950	2,004
Camden Ind. Dev. Board, IDRB
Weyerhaeuser
6.125%, 12/1/24	2,100	2,341
6.375%, 12/1/24 #	1,500	1,652
Courtland IDB, PCR, Int'l. Paper, 6.70%, 11/1/29 #	1,000	1,089
Huntsville - Redstone Village Special Care Fac. Fin. Auth.
8.125%, 12/1/26	2,950	2,658
8.25%, 12/1/32	500	444
Phoenix PCR, IDB
MeadWestvaco
6.10%, 5/15/30	2,050	2,193
6.35%, 5/15/35 #	3,000	3,255
Selma Ind. Dev. Board PCR, Int'l. Paper, 6.70%, 2/1/18 #	2,000	2,186
Total Alabama (Cost $17,858)		18,719

ALASKA 1.0%

Alaska HFC
Single Family
5.875%, 12/1/24 (Prerefunded 12/1/05) (MBIA Insured)	2,505	2,574
6.10%, 6/1/30	3,935	4,153
6.15%, 6/1/39	6,300	6,637
Total Alaska (Cost $12,448)		13,364

ARIZONA 1.6%

Coconino County PCR, Nevada Power, 6.375%, 10/1/36 #	4,055	4,167
Maricopa County IDA, Gran Victoria Housing, 9.50%, 5/1/23	4,130	4,187
Peoria IDA
Sierra Winds Life Care
6.25%, 8/15/14	2,040	2,095
6.25%, 8/15/20	4,500	4,578
6.375%, 8/15/29	1,250	1,266
6.50%, 8/15/31	1,000	1,018
Tempe IDA
Friendship Village
5.375%, 12/1/13	1,000	1,027
6.75%, 12/1/30	2,700	2,828
Total Arizona (Cost $20,086)		21,166

CALIFORNIA 13.3%

ABAG Fin. Auth. for Nonprofit Corp.
Windemere Ranch, 6.00%, 9/1/34	4,900	5,289
California, GO
5.25%, 11/1/16	10,000	11,031
5.50%, 4/1/30	5,500	6,215
5.50%, 11/1/33	10,640	11,975
5.65%, 6/1/30	5,750	6,275
Economic Recovery, 5.00%, 7/1/16	6,250	6,737
California Dept. of Water Resources
Power Supply
5.375%, 5/1/21	1,925	2,106
5.50%, 5/1/14 (AMBAC Insured)	9,000	10,181
5.75%, 5/1/17	3,000	3,367
California Pollution Control Fin. Auth. PCR
Pacific Gas & Electric, 3.50%, 12/1/23
(Tender 6/1/07) (FGIC Insured) #	10,000	10,041
Southern California Edison, 2.00%, 3/1/08 (Tender 3/1/06)	3,000	2,977
Waste Management, 5.40%, 4/1/25 #	3,000	3,135
California Public Works Board
Community College
5.50%, 6/1/21	1,155	1,288
5.50%, 6/1/22	1,220	1,359
5.50%, 6/1/23	1,285	1,427
Dept. of Mental Health, Coalinga, 5.125%, 6/1/29	6,000	6,357
California Statewide CDA
Daughters of Charity Health, 5.25%, 7/1/24	2,000	2,119
Memorial Health Services, 6.00%, 10/1/23	2,250	2,528
Capistrano Unified School Dist. #90-2, 6.00%, 9/1/33	1,250	1,340
City of Roseville
Stoneridge East Community Fac. Dist. #1
6.20%, 9/1/21	1,250	1,359
6.30%, 9/1/31	2,500	2,703
Corona Community Fac. Dist. #2002-4
5.80%, 9/1/29	2,000	2,044
5.875%, 9/1/34	2,000	2,044
Corona-Norco PFA, 6.125%, 9/1/34	3,500	3,605
East Palo Alto Redev. Agency
Univ. Circle Gateway/101 Corridor
6.50%, 10/1/19	1,000	1,084
6.625%, 10/1/29	1,780	1,914
El Dorado County, 5.25%, 9/1/35	2,500	2,552
Folsom, Community Fac. Dist. #10, 5.875%, 9/1/28	4,000	4,245
Foothill / Eastern Transportation Corridor Agency
Zero Coupon, 1/1/15 (Escrowed to Maturity)	2,650	1,846
Zero Coupon, 1/1/19 (Escrowed to Maturity)	10,000	5,791
Fresno Joint Powers Fin. Auth., 6.55%, 9/2/12	1,900	1,923
Golden State Tobacco Securitization Corp.
Tobacco Settlement
5.00%, 6/1/45	4,500	4,690
5.50%, 6/1/33 (Prerefunded 6/1/13†)	9,100	10,327
5.50%, 6/1/43 (Prerefunded 6/1/13†)	1,050	1,192
5.625%, 6/1/38 (Prerefunded 6/1/13†)	8,000	9,146
6.75%, 6/1/39	2,000	2,306
Lincoln, Community Fac. Dist. No. 2003-1, 6.00%, 9/1/34	2,500	2,654
Los Angeles Dept. of Water & Power
5.125%, 7/1/40 (FGIC Insured)	2,000	2,100
Orange County Community Fac. Dist., Ladera Ranch #02-1
5.55%, 8/15/33	3,500	3,633
Sacramento City Fin. Auth., Sacramento Hotel, 6.25%, 1/1/30	10,000	10,537
Univ. of California Regents, 5.125%, 5/15/20 (AMBAC Insured)	1,500	1,651
Vernon Electric, Malburg Generating Station
5.50%, 4/1/33 (Prerefunded 4/1/08†)	4,620	4,918
West Hollywood Community Dev., East Side Redev.
5.75%, 9/1/33	2,000	2,107
Total California (Cost $169,439)		182,118

COLORADO 1.7%

Beacon Point Metropolitan Dist., 4.375%, 12/1/15	1,145	1,157
Colorado Ed. & Cultural Fac. Auth.
Elbert County Charter
7.25%, 3/1/24	735	751
7.375%, 3/1/35	785	803
Excel Academy
5.50%, 12/1/25 (XLCA Insured)	1,295	1,457
5.50%, 12/1/33 (XLCA Insured)	1,550	1,723
6.50%, 5/1/36	1,950	2,000
7.30%, 12/1/23 (Prerefunded 12/1/11†)	1,000	1,147
7.50%, 12/1/33 (Prerefunded 12/1/11†)	1,750	2,112
Peak to Peak Charter Schools
7.50%, 8/15/21 (Prerefunded 8/15/11†)	940	1,135
7.625%, 8/15/31 (Prerefunded 8/15/11†)	1,000	1,225
Colorado HFA
Adventist Health/Sunbelt
6.50%, 11/15/31	2,000	2,245
6.625%, 11/15/26	500	566
Covenant Retirement Communities, 6.125%, 12/1/33	4,900	5,367
Denver City & County, VRDN (Currently 2.36%) (AMBAC Insured)	1,600	1,600
Total Colorado (Cost $21,099)		23,288

CONNECTICUT 1.8%

Mashantucket Western Pequot Tribe
5.50%, 9/1/28	5,000	5,167
144A, 5.70%, 9/1/12	1,000	1,059
144A, 5.75%, 9/1/18	1,000	1,047
144A, 5.75%, 9/1/27	4,000	4,147
Mohegan Tribe Indians
6.25%, 1/1/21	2,500	2,719
6.25%, 1/1/31	10,000	10,801
Total Connecticut (Cost $23,288)		24,940

DELAWARE 0.2%

Delaware HFA
Beebe Medical Center
5.00%, 6/1/24	1,000	1,038
5.00%, 6/1/30	1,000	1,025
Catholic Health East, 5.75%, 11/15/33	750	811
Total Delaware (Cost $2,832)		2,874

DISTRICT OF COLUMBIA 2.0%

District of Columbia
American Geophysical Union, 5.875%, 9/1/23	1,750	1,752
Henry Adams House/Gables, 6.60%, 11/1/15	1,935	2,113
Medlantic Health, 5.75%, 8/15/26
(Escrowed to Maturity) (MBIA Insured)	6,000	6,265
The Methodist Home of D.C.
5.50%, 1/1/11	1,000	1,013
6.00%, 1/1/20	3,920	4,013
District of Columbia, GO, VR
8.119%, 6/1/17 (FSA Insured) ‡	2,375	2,766
8.373%, 6/1/13 (FSA Insured) ‡	4,685	5,465
8.373%, 6/1/14 (FSA Insured) ‡	2,810	3,284
Total District of Columbia (Cost $24,189)		26,671

FLORIDA 3.2%

Brandy Creek Community Dev. Dist.
5.40%, 5/1/09	425	430
6.35%, 5/1/34	985	1,053
Double Branch Community Dev. Dist.
5.60%, 5/1/07	145	147
6.70%, 5/1/34	1,485	1,631
Fishhawk Community Dev. Dist. II
5.00%, 11/1/07	975	986
5.125%, 11/1/09	2,025	2,061
Greyhawk Landing Community Dev. Dist., 6.25%, 5/1/09	1,505	1,537
Heritage Harbour South Community Dev. Dist., 5.40%, 11/1/08	1,885	1,906
Laguna Lakes Community Dev. Dist.
5.25%, 11/1/07	190	192
6.40%, 5/1/33	980	1,057
Lee County IDA, Cypress Cove at Healthpark, 6.375%, 10/1/25	2,600	2,672
Middle Village Community Dev. Dist.
5.00%, 5/1/09	1,140	1,152
5.80%, 5/1/22	1,000	1,038
Orange County HFA
Westminster Community Care
6.50%, 4/1/12	1,935	1,958
6.75%, 4/1/34	2,695	2,678
Preserve at Wilderness Lake Community Dev. Dist.
5.00%, 5/1/09	850	856
5.90%, 5/1/34	2,225	2,309
Saddlebrook Community Dev. Dist., 6.25%, 5/1/09	195	198
Saint John's County IDA, Vicar's Landing, 6.75%, 2/15/12	3,585	3,615
Seven Oaks Community Dev. Dist. II
5.00%, 5/1/09	4,520	4,566
5.30%, 11/1/08	2,340	2,366
5.875%, 5/1/35	2,000	2,078
South Bay Community Dev. Dist., 5.125%, 11/1/09	4,500	4,555
South Village Community Dev. Dist., 5.70%, 5/1/35	3,000	3,087
Total Florida (Cost $42,964)		44,128

GEORGIA 2.9%

Americus & Sumter County Hosp. Auth.
Magnolia Manor
6.25%, 5/15/19	1,000	1,028
6.375%, 5/15/29	3,500	3,598
Athens - Clarke County Residential Care Fac.
Wesley Woods of Athens, 6.375%, 10/1/27	2,500	2,262
Augusta, 5.15%, 1/1/35	1,600	1,643
Chatham County Hosp. Auth., Memorial Univ. Medical Center
6.125%, 1/1/24	3,250	3,569
Coweta County Residential Care Fac. for the Elderly
Wesley Woods of Newnan-Peachtree City, 8.25%, 10/1/26	3,145	3,254
Fulton County Residential Care Fac., Canterbury Court
6.125%, 2/15/34	2,000	2,068
Milledgeville & Baldwin County Dev. Auth.
Georgia College & State Univ. Foundation, 6.00%, 9/1/33	2,500	2,726
Municipal Electric Auth. of Georgia, Electric Power Supply
6.25%, 1/1/17	4,000	4,821
Rockdale County Dev. Auth.
Pratt Industries USA
7.40%, 1/1/16 #	3,170	3,218
7.50%, 1/1/26 #	3,800	3,857
Savannah Economic Dev. Auth.
Marshes of Skidaway
6.85%, 1/1/19	2,240	2,304
7.40%, 1/1/34	1,575	1,656
Savannah College of Art & Design, 6.80%, 10/1/19
(Prerefunded 10/1/09†)	3,430	3,913
Total Georgia (Cost $37,721)		39,917

HAWAII 0.5%

Hawaii Dept. of Budget & Fin.
Hawaii Pacific Health, B&F Kapiolani
6.20%, 7/1/16 (Prerefunded 7/1/06†)	2,000	2,091
6.25%, 7/1/21 (Prerefunded 7/1/06†)	5,000	5,229
Total Hawaii (Cost $7,035)		7,320

IDAHO 0.6%

Idaho Housing Agency, Single Family, 7.80%, 1/1/23 #	140	140
Idaho Student Loan Fund Marketing Assoc., 6.70%, 10/1/07 #	2,465	2,469
Nez Perce County PCR, IDRB, Potlatch Corp., 7.00%, 12/1/14	1,000	1,146
Power County PCR, FMC Corp., 6.45%, 8/1/32 #	4,570	4,766
Total Idaho (Cost $8,004)		8,521

ILLINOIS 4.2%

Aurora Economic Dev., Advocate Health Care Network
8.75%, 7/1/14	2,980	2,988
Chicago Board of Ed., GO, VRDN (Currently 2.33%)
(FSA Insured)	700	700
Chicago O'Hare Int'l. Airport, United Airlines
5.20%, 4/1/11 #*	4,400	695
Illinois Dev. Fin. Auth. PCR, Citgo Petroleum, 8.00%, 6/1/32 #	1,750	2,008
Illinois EFA, Augustana College, 5.70%, 10/1/32	2,500	2,628
Illinois Fin. Auth., Northwestern Memorial Hosp.
5.50%, 8/15/43	8,000	8,690
Illinois HFA
Friendship Village of Schaumburg, 5.625%, 2/15/37	3,700	3,761
Glen Oaks Medical Center, 7.00%, 11/15/19
(Escrowed to Maturity)	3,300	3,495
Hinsdale Hosp., 7.00%, 11/15/19 (Escrowed to Maturity)	5,100	5,592
Lutheran Senior Ministries, 7.375%, 8/15/31	6,530	7,092
Northwestern Memorial Hosp., VRDN (Currently 2.34%)	1,200	1,200
Riverside Health
5.75%, 11/15/20	2,620	2,711
6.00%, 11/15/32	4,000	4,337
6.80%, 11/15/20 (Prerefunded 11/15/10†)	2,250	2,634
Villa Saint Benedict
5.75%, 11/15/15	1,000	1,000
6.90%, 11/15/33	3,500	3,710
Village of Carol Stream
Windsor Park Manor
7.00%, 12/1/13 (Prerefunded 12/1/07†)	2,000	2,194
7.20%, 12/1/14 (Prerefunded 12/1/07†)	1,200	1,322
Total Illinois (Cost $53,074)		56,757

INDIANA 1.2%

Goshen, Greencroft Obligated Group, 5.75%, 8/15/28	4,000	4,012
Indiana HFA
Clarian Health Partners, 5.50%, 2/15/16 (MBIA Insured)	2,800	2,939
Community Foundation, 6.00%, 3/1/34	3,000	3,225
Indianapolis Airport Auth., United Airlines
6.50%, 11/15/31 #*	11,628	1,395
Saint Joseph County
Madison Center
5.45%, 2/15/17	3,400	3,494
5.50%, 2/15/21	1,150	1,178
Total Indiana (Cost $23,883)		16,243

IOWA 0.6%

Scott County
Ridgecrest Village
5.625%, 11/15/18	1,600	1,679
7.25%, 11/15/26	4,750	5,107
Tobacco Settlement Auth., Tobacco Industry, 5.30%, 6/1/25	1,400	1,428
Total Iowa (Cost $7,844)		8,214

KANSAS 1.2%

City of Olathe, Aberdeen, 8.00%, 5/15/30
(Prerefunded 5/15/10†)	2,000	2,403
Lenexa Health Care Fac., Lakeview Village, 6.875%, 5/15/32	1,100	1,203
Overland Park Dev. Corp., 7.375%, 1/1/32	5,500	6,030
Wyandotte County
Unified Gov't.
4.75%, 12/1/16	3,250	3,315
5.00%, 12/1/20	3,350	3,447
Total Kansas (Cost $15,060)		16,398

KENTUCKY 0.5%

Florence, Kentucky Bluegrass, 7.625%, 5/1/27
(Prerefunded 5/1/07†)	2,500	2,734
Kenton County Airport Board, Delta Airlines, 7.50%, 2/1/12 #	3,750	3,459
Total Kentucky (Cost $6,225)		6,193

LOUISIANA 1.2%

Hodge Utility PCR, Stone Container, 7.45%, 3/1/24 #	6,250	7,511
Louisiana PFA
Pendleton Memorial Methodist Hosp.
5.25%, 6/1/17 (Prerefunded 6/1/08†)	4,515	4,773
5.25%, 6/1/28 (Prerefunded 6/1/08†)	3,780	3,996
Total Louisiana (Cost $14,236)		16,280

MARYLAND 4.0%

Baltimore, Harborview Lot #2, 6.50%, 7/1/31	1,750	1,893
Gaithersburg, Asbury Solomons Group, 5.50%, 1/1/15	5,500	5,503
Maryland Energy Fin. Administration
Office Paper Systems, 7.50%, 9/1/15 #	5,290	5,989
Maryland Economic Dev. Corp.
Anne Arundel County Golf Course, 8.25%, 6/1/28
(Prerefunded 6/1/11†)	4,000	4,845
Chesapeake Bay Hyatt
7.625%, 12/1/22	3,000	3,197
7.73%, 12/1/27	2,000	2,139
Morgan State Univ. Student Housing, 6.00%, 7/1/34	8,250	8,876
Univ. of Maryland College Park Student Housing
5.75%, 6/1/31	2,000	2,086
Maryland HHEFA
Adventist Healthcare, 5.75%, 1/1/25	2,750	2,977
Carroll Hosp. Center
5.80%, 7/1/32	1,500	1,598
6.00%, 7/1/19	1,300	1,428
6.00%, 7/1/26	1,000	1,083
Collington Episcopal Life Care
6.75%, 4/1/23	120	109
8.00%, 4/1/22 (Tender 4/1/07)	860	861
Doctor's Community Hosp., 5.50%, 7/1/24	5,060	5,064
Sheppard & Enoch Pratt Foundation
Muni Auction Rate (Currently 2.63%) 7/1/28 (RAA Insured)	3,675	3,675
Northeast Maryland Waste Disposal Auth. IDRB
Waste Management, 5.00%, 1/1/12 #	3,250	3,345
Prince Georges County Hosp.
Collington Episcopal Life Care
5.625%, 4/1/09	30	27
6.00%, 4/1/13	50	46
Total Maryland (Cost $50,322)		54,741

MASSACHUSETTS 2.8%

Massachusetts, GO
VRDN (Currently 2.33%)	1,250	1,250
5.00%, 8/1/10 (AMBAC Insured)	4,810	5,195
5.00%, 8/1/10 (Escrowed to Maturity) (AMBAC Insured)	190	206
VR, 7.824%, 8/1/19 (MBIA Insured)	5,000	6,765
Massachusetts Bay Transportation Auth., GO
7.00%, 3/1/19	2,500	3,187
7.00%, 3/1/21	2,000	2,552
Massachusetts Dev. Fin. Agency
Beverly Enterprises, 7.375%, 4/1/09	2,300	2,319
Boston Univ., 5.45%, 5/15/59 (XLCA Insured)	2,500	2,981
Covanta Haverhill
5.30%, 12/1/14 #	1,000	1,016
6.70%, 12/1/14 #	2,250	2,442
Massachusetts HEFA, Partners Healthcare, 5.75%, 7/1/32	3,600	3,991
Massachusetts Ind. Fin. Agency
Bradford College, 5.625%, 11/1/28 *	6,000	270
Covanta Haverhill
5.40%, 12/1/11 #	3,600	3,695
5.60%, 12/1/19 #	2,000	2,057
Total Massachusetts (Cost $37,200)		37,926

MICHIGAN 1.4%

Cornell Township Economic Dev., MeadWestvaco
5.875%, 5/1/18 (Prerefunded 5/01/12†)	2,250	2,576
Delta County Economic Dev. Corp., MeadWestvaco
6.25%, 4/15/27 (Prerefunded 4/15/12†)	1,000	1,166
Garden City Hosp. Fin. Auth.
Garden City Hosp.
5.625%, 9/1/10	1,040	1,049
5.75%, 9/1/17	1,280	1,265
Kent Hosp. Fin. Auth., Spectrum Health, 5.00%, 7/15/11	5,000	5,383
Michigan Hosp. Fin. Auth., Ascension Health
5.30%, 11/15/33 (Tender 11/15/06)	1,000	1,028
Michigan Strategic Fund IDRB, Waste Management
5.20%, 4/1/10 #	6,500	6,856
Total Michigan (Cost $18,047)		19,323

MINNESOTA 0.5%

Hubbard County Solid Waste Disposal IDRB
Potlatch Corp., 7.25%, 8/1/14 #	3,000	3,443
Minneapolis, Walker Methodist Senior Services
6.00%, 11/15/28	3,632	3,521
Total Minnesota (Cost $6,596)		6,964

MISSISSIPPI 1.5%

Mississippi Business Fin. PCR, Entergy Corp., 5.90%, 5/1/22	14,325	14,728
Mississippi Dev. Bank, BP PLC, VRDN (Currently 2.48%)	1,000	1,000
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health
Services, VRDN (Currently 2.52%)	3,150	3,150
Warren County PCR, Int'l. Paper, 6.75%, 8/1/21 #	2,000	2,205
Total Mississippi (Cost $20,067)		21,083

MISSOURI 0.8%

Good Shepherd Nursing Home Dist.
5.45%, 8/15/08	725	743
5.90%, 8/15/23	2,000	2,026
Missouri HEFA
Lutheran Senior Living, 5.375%, 2/1/35	3,500	3,686
Washington Univ., VRDN (Currently 2.33%)	600	600
Sugar Creek IDRB, LaFarge North America, 5.65%, 6/1/37 #	3,750	3,922
Total Missouri (Cost $10,699)		10,977

MONTANA 0.2%

Montana Board of Housing, Single Family, 6.00%, 12/1/29 #	2,490	2,545
Total Montana (Cost $2,490)		2,545

NEBRASKA 0.0%

City of Kearney
Great Platte River Road Memorial
Zero Coupon, 9/1/12	1,583	24
8.00%, 9/1/12	130	98
Nebraska Investment Fin. Auth., Single Family, 6.30%, 9/1/20 #	445	445
Total Nebraska (Cost $574)		567

NEVADA 2.4%

Clark County IDRB, PCR
Nevada Power
5.60%, 10/1/30 #	5,000	5,000
5.90%, 10/1/30 #	6,500	6,500
Southwest Gas
5.45%, 3/1/38 (Tender 3/1/13)	2,875	3,071
5.80%, 3/1/38 (Tender 3/1/13) #	7,545	8,151
Henderson Local Improvement Dist.
Sun City Anthem Phase II, 5.80%, 3/1/23	2,050	2,119
Nevada Dept. of Business & Industry, Las Ventanas
7.00%, 11/15/34	3,200	3,343
Washoe County Water Fac., Sierra Pacific Power
5.00%, 3/1/36 (Tender 7/1/09) #	4,000	4,078
Total Nevada (Cost $30,878)		32,262

NEW HAMPSHIRE 0.7%

New Hampshire HEFA
Covenant Health, 6.125%, 7/1/31	5,000	5,476
Exeter Hosp., 6.00%, 10/1/24	2,000	2,205
Southern New Hampshire Univ., 5.00%, 1/1/36 (ACA Insured)	2,000	2,057
Total New Hampshire (Cost $8,904)		9,738

NEW JERSEY 4.9%

Gloucester County Improvement Auth., IDRB
Waste Management, 6.85%, 12/1/29 (Tender 12/1/09)	1,000	1,117
New Jersey Economic Dev. Auth.
Cigarette Tax, 5.75%, 6/15/29	4,000	4,320
Franciscan Oaks, 5.75%, 10/1/23	1,775	1,804
Kapkowski Road Landfill
5.75%, 10/1/21	4,225	4,649
6.375%, 4/1/18 (Prerefunded 5/15/14†)	2,000	2,396
6.375%, 4/1/31 (Prerefunded 5/15/14†)	2,000	2,400
Keswick Pines
5.70%, 1/1/18	1,500	1,538
5.75%, 1/1/24	3,885	3,971
Lions Gate
5.00%, 1/1/15	650	658
5.875%, 1/1/37	2,230	2,297
Presbyterian Homes at Montgomery, 6.375%, 11/1/31	4,200	4,362
The Evergreens, 6.00%, 10/1/17	1,300	1,340
Winchester Gardens at Ward Homestead, 5.80%, 11/1/31	1,500	1,588
New Jersey Economic Dev. Auth. IDRB, Continental Airlines
6.25%, 9/15/19 #	4,690	4,323
New Jersey HFFA
Pascack Valley Hosp. Assoc.
6.50%, 7/1/23	3,000	3,111
6.625%, 7/1/36	4,875	5,058
Somerset Medical Center, 5.50%, 7/1/18	3,755	3,975
South Jersey Hosp.
5.875%, 7/1/21	4,500	4,893
6.00%, 7/1/32	1,130	1,220
Tobacco Settlement Fin. Corp.
5.75%, 6/1/32	5,000	5,227
6.75%, 6/1/39	3,600	4,199
7.00%, 6/1/41	2,095	2,504
Total New Jersey (Cost $62,076)		66,950

NEW YORK 9.6%

Brookhaven IDA, Methodist Retirement Community Dev. Corp.
VR, 4.375%, 11/1/31 (Tender 11/1/06)	2,500	2,524
Dormitory Auth. of the State of New York
5.50%, 7/1/25 (Prerefunded 7/1/06†) (MBIA Insured)	3,500	3,647
5.625%, 7/1/16	3,100	3,560
Catholic Health Services, 5.10%, 7/1/34	2,000	2,064
City Univ., 6.00%, 7/1/14	2,730	3,116
Mount Sinai NYU Health, 5.50%, 7/1/26	7,250	7,400
Nyack Hosp., 6.25%, 7/1/13	1,500	1,486
State Univ.
5.25%, 5/15/13	5,000	5,541
5.875%, 5/15/17	3,000	3,540
Huntington Housing Auth., Gurwin Jewish Senior Home
6.00%, 5/1/39	1,140	1,144
Long Island Power Auth., 5.125%, 12/1/22 (FSA Insured)	1,000	1,057
Metropolitan Transportation Auth., 5.25%, 11/15/32	6,000	6,446
New York City, 5.875%, 3/15/13 (Prerefunded 3/15/06†)	2,700	2,785
New York City, GO
5.00%, 8/1/06	3,000	3,059
5.00%, 8/1/22	4,315	4,607
5.00%, 4/1/26	5,000	5,296
5.50%, 8/1/15	4,810	5,317
5.875%, 3/15/13	50	52
6.25%, 8/1/09	4,995	5,210
6.25%, 8/1/09 (Prerefunded 8/1/06†)	2,005	2,097
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	10,500	11,158
New York City IDA, IDRB, JFK Airport, 5.50%, 7/1/28 #	6,000	6,100
New York City Municipal Water Fin. Auth.
VRDN (Currently 2.52%) (AMBAC Insured)	1,000	1,000
New York IDA, IAC / InterActive Corp., 5.00%, 9/1/35	4,200	4,303
New York State Mortgage Agency, Single Family
5.90%, 4/1/27	2,655	2,751
New York State Urban Dev. Corp., Corrections & Youth Fac.
5.25%, 1/1/21 (Tender 1/1/09)	5,500	5,831
Niagara County IDA
American Ref-Fuel
5.55%, 11/15/24 (Tender 11/15/13) #	1,000	1,077
5.55%, 11/15/24 (Tender 11/15/15)	2,000	2,126
Oneida County IDA
Saint Elizabeth Medical Center
5.625%, 12/1/09	1,400	1,433
5.875%, 12/1/29	2,750	2,832
6.00%, 12/1/19	2,520	2,620
Suffolk County IDA
Huntington Hosp., 5.875%, 11/1/32	4,000	4,269
Jeffersons Ferry
7.20%, 11/1/19	1,250	1,364
7.25%, 11/1/28	2,000	2,181
Tobacco Settlement Fin. Corp.
5.25%, 6/1/20 (AMBAC Insured)	4,500	4,947
5.50%, 6/1/15	2,500	2,736
Yonkers IDA, Civic Fac., 6.625%, 2/1/26 (Prerefunded 2/1/11†)	4,000	4,685
Total New York (Cost $123,318)		131,361

NORTH CAROLINA 3.1%

Gaston County IDRB, PCR, National Gypsum, 5.75%, 8/1/35 #	3,800	3,972
Haywood County PCR
Int'l. Paper
5.50%, 10/1/18 #	2,000	2,034
5.75%, 12/1/25 #	2,100	2,132
North Carolina Eastern Municipal Power Agency
5.125%, 1/1/14	2,000	2,131
5.75%, 1/1/26	4,350	4,586
6.75%, 1/1/26	10,125	11,341
North Carolina Medical Care Commission
Maria Parham Medical Center, 6.50%, 10/1/26	3,400	3,778
Presbyterian Homes, 7.00%, 10/1/31	4,000	4,291
North Carolina Municipal Power Agency #1
Catawba Electric
6.375%, 1/1/13	3,000	3,336
6.50%, 1/1/20	4,500	4,991
Total North Carolina (Cost $39,651)		42,592

NORTH DAKOTA 0.5%

Grand Forks Health Care, Altru Health System Obligated Group
7.125%, 8/15/24	2,000	2,224
Mercer County PCR, Basin Electric Power Co-Op.
7.20%, 6/30/13 (AMBAC Insured)	3,500	4,184
Total North Dakota (Cost $5,817)		6,408

OHIO 1.5%

Akron, COP
5.00%, 12/1/16	3,645	3,952
Baseball, STEP, 6.90%, 12/1/16 (Prerefunded 12/1/06)	2,200	2,349
Franklin County, Ohio Presbyterian Retirement Services
7.125%, 7/1/29	500	563
Montgomery County Hosp.
Catholic Health Initiatives
6.00%, 12/1/19	1,715	1,902
6.00%, 12/1/19 (Escrowed to Maturity)	1,785	2,003
Kettering Medical Center, 6.75%, 4/1/18	2,100	2,336
Ohio Environmental Fac. IDRB, Ford Motor Company
5.75%, 4/1/35 #	5,500	5,212
Ohio Water Dev. Auth. PCR, FirstEnergy, 6.10%, 8/1/20 #	2,600	2,721
Total Ohio (Cost $20,248)		21,038

OKLAHOMA 1.2%

Jackson County Memorial Hosp. Auth., 7.30%, 8/1/15	5,910	6,005
Oklahoma Dev. Fin. Auth.
Hillcrest Healthcare, 5.625%, 8/15/29 (Prerefunded 8/15/09†)	5,000	5,479
Inverness Village, 8.00%, 2/1/32	6,400	5,080
Total Oklahoma (Cost $15,361)		16,564

OREGON 0.9%

Oregon, Dept. of Administation Services, COP
5.25%, 11/1/20 (MBIA Insured)	10,000	10,865
Western Generation Agency, Wauna Cogeneration
7.25%, 1/1/09 #	800	812
Total Oregon (Cost $10,967)		11,677

PENNSYLVANIA 5.3%

Allegheny County Hosp. Dev. Auth.
West Penn Allegheny Health
9.25%, 11/15/22	1,000	1,206
9.25%, 11/15/30	4,000	4,805
Beaver County PCR, IDA, FirstEnergy, 7.75%, 5/1/20	2,000	2,058
Bucks County IDA
Chandler Hall
6.20%, 5/1/19	1,275	1,317
6.30%, 5/1/29	7,625	7,853
Cumberland County Municipal Auth., Wesley Affiliated Services
7.125%, 1/1/25	4,200	4,639
Delaware County IDA, American Ref-Fuel, 6.20%, 7/1/19	3,405	3,547
Lancaster County Hosp. Auth., St. Anne's Home for the Aged
6.60%, 4/1/24	3,200	3,227
Monroe County Hosp. Auth., Pocono Medical Center
6.00%, 1/1/43	4,000	4,322
Montgomery County HHEFA
Philadelphia Geriatric Center
7.00%, 12/1/12	3,360	3,695
7.25%, 12/1/19	2,500	2,728
Montgomery County IDA
The Hill at Whitemarsh
6.125%, 2/1/28	4,750	5,005
6.25%, 2/1/35	2,800	2,963
Pennsylvania Economic Dev. Fin. Auth., IDRB, Reliant Energy
6.75%, 12/1/36 #	6,000	6,470
Pennsylvania Higher EFA
Philadelphia Univ., 5.25%, 6/1/32	1,650	1,678
Widener Univ., 5.375%, 7/15/29	1,000	1,055
Philadelphia Auth. for Ind. Dev.
Paul's Run Retirement Community
5.85%, 5/15/13	1,165	1,211
5.875%, 5/15/28	3,340	3,417
Saint Mary Hosp. Auth., Catholic Health East
5.375%, 11/15/34	1,000	1,066
West Shore Area Auth., Holy Spirit Hosp., 6.25%, 1/1/32	3,750	4,093
Westmoreland County IDA, Redstone Presbyterian Seniorcare
8.00%, 11/15/23	5,000	5,522
Total Pennsylvania (Cost $65,664)		71,877

PUERTO RICO 0.7%

Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/18	5,000	5,171
The Children's Trust Fund
Tobacco Settlement
Zero Coupon, 5/15/50	30,000	1,929
Zero Coupon, 5/15/55	58,000	1,989
Total Puerto Rico (Cost $8,830)		9,089

RHODE ISLAND 0.3%

Central Falls Detention Fac., 7.25%, 7/15/35	3,800	3,917
Total Rhode Island (Cost $3,825)		3,917

SOUTH CAROLINA 1.9%

Connector 2000 Assoc.
Zero Coupon, 1/1/08	2,600	1,975
Zero Coupon, 1/1/10	2,900	1,092
Zero Coupon, 1/1/21 (ACA Insured)	5,100	2,199
Zero Coupon, 1/1/31	21,100	2,589
Georgetown County PCR, Int'l. Paper, 6.25%, 9/1/23 #	2,000	2,144
Greenville Hosp. Board of Trustees
VR, 5/1/35 (AMBAC Insured)	1,200	1,200
Piedmont Municipal Power Agency, 5.25%, 1/1/21	1,000	1,021
South Carolina Jobs Economic Dev. Auth., Bon Secours Health
5.625%, 11/15/30	8,500	9,088
South Carolina Public Service Auth., 5.875%, 1/1/23
(Prerefunded 1/1/06†) (FGIC Insured)	5,000	5,146
Total South Carolina (Cost $29,379)		26,454

SOUTH DAKOTA 0.3%

South Dakota HEFA, Sioux Valley Hosp., 5.50%, 11/1/31	3,500	3,793
Total South Dakota (Cost $3,570)		3,793

TENNESSEE 1.4%

Chattanooga Health, Ed. & Housing Board
CDFI Phase I
5.125%, 10/1/35	4,000	4,033
5.50%, 10/1/20	1,500	1,513
6.00%, 10/1/35	3,100	3,176
Maury County IDRB, Occidental Petroleum Corp.
6.25%, 8/1/18 #	3,600	4,009
Shelby County Health, Ed. & Housing Board
The Village at Germantown
6.375%, 12/1/13	700	732
7.25%, 12/1/34	2,500	2,639
Sullivan County Health, Ed. & Housing, Wellmont Health
6.25%, 9/1/22	3,100	3,441
Total Tennessee (Cost $18,396)		19,543

TEXAS 7.7%

Abilene Health Fac. Dev. Corp.
Sears Methodist Retirement System Obligation Group
5.875%, 11/15/18	2,750	2,822
6.00%, 11/15/29	3,500	3,564
7.00%, 11/15/33	4,250	4,652
Alliance Airport Auth. IDRB, Federal Express, 6.375%, 4/1/21 #	1,530	1,591
Amarillo Health Fac. Dev. Corp., Sears
7.75%, 8/15/26 (Prerefunded 8/15/06†)	4,800	5,114
Brazos River Auth., TXU Energy
5.75%, 5/1/36 (Tender 11/1/11) #	3,075	3,285
Brazos River Auth. PCR
Centerpoint Energy, 7.75%, 12/1/18	5,000	5,547
TXU Energy
5.05%, 6/1/30 (Tender 6/19/06) #	1,515	1,532
6.75%, 10/1/38 #	1,435	1,605
7.70%, 4/1/33 #	4,850	5,835
Dallas / Fort Worth Airport, 6.10%, 11/1/20 (FGIC Insured) #	6,000	6,565
Denison Hosp. Auth., Texoma Medical Center
7.10%, 8/15/24	5,005	5,061
Gulf Coast Waste Disposal Auth.
Anheuser-Busch Companies, 5.90%, 4/1/36 #	6,750	7,284
Waste Management, 3.625%, 5/1/28 (Tender 5/1/06) #	2,000	2,001
Harris County Health Fac. Dev. Corp., Memorial Hermann
Healthcare, 6.375%, 6/1/29 ++	5,250	5,807
Houston, 6.40%, 6/1/27	4,250	4,609
Houston Airport IDRB
Continental Airlines
6.125%, 7/15/27 #	4,500	3,847
6.75%, 7/1/29 #	6,730	6,449
Houston Health Fac. Dev. Corp.
Buckingham Senior Living Community
7.00%, 2/15/23	500	556
7.00%, 2/15/26	1,500	1,664
Port Corpus Christi Auth. PCR, CNA Holdings
6.70%, 11/1/30 #	6,910	7,497
Port Corpus Christi PCR, IDC, Citgo Petroleum
8.25%, 11/1/31 #	3,750	4,004
Red River Auth., CNA Holdings, 6.70%, 11/1/30 #	2,000	2,170
Sabine River Auth. PCR, TXU Energy
5.50%, 5/1/22 (Tender 11/1/11)	4,175	4,464
San Antonio Health Fac. Dev., Beverly Enterprises
8.25%, 12/1/19	1,000	1,002
Tarrant County Health Fac. Dev. Corp., Baylor Health Care
5.375%, 11/15/21	3,210	3,496
Texas Affordable Housing Corp., NHT\GTEX
7.25%, 10/1/31 *	4,000	402
Tomball Hosp. Auth., 6.10%, 7/1/08	2,500	2,535
Total Texas (Cost $101,870)		104,960

UTAH 0.6%

Tooele County PCR
Safety-Kleen, 7.55%, 7/1/27 #*	2,000	5
Union Pacific, 5.70%, 11/1/26 #	8,000	8,412
Total Utah (Cost $9,756)		8,417

VIRGINIA 2.8%

Arlington County IDA, Arlington Hosp. Center, 5.50%, 7/1/10	3,375	3,679
Buena Vista Public Recreational Auth.
5.50%, 7/15/35 (ACA Insured)	2,075	2,220
Charles City County IDA, IDRB, Waste Management
6.25%, 4/1/27 (Tender 4/1/12) #	1,500	1,667
Chesapeake Hosp. Auth., Chesapeake General Hosp.
5.25%, 7/1/14	2,975	3,190
Henrico County Economic Dev. Auth., Virginia United Methodist
Homes, 6.50%, 6/1/22	1,000	1,077
Hopewell IDA, Smurfit - Stone Container Corp., 5.25%, 6/1/15	6,900	6,797
Lexington IDA
Stonewall Jackson Hosp.
6.05%, 7/1/09	125	126
7.00%, 7/1/25	230	233
Norfolk Redev. & Housing Auth.
Harbors Edge Retirement Community
6.00%, 1/1/25	500	519
6.125%, 1/1/35	1,150	1,187
Pocahontas Parkway Assoc.
Zero Coupon, 8/15/09	2,100	1,658
Zero Coupon, 8/15/10	3,600	2,677
Zero Coupon, 8/15/13	2,800	1,741
Zero Coupon, 8/15/14	3,100	1,815
Zero Coupon, 8/15/17	2,095	1,026
Zero Coupon, 8/15/19	2,000	869
Zero Coupon, 8/15/22	4,600	1,654
Zero Coupon, 8/15/23	4,700	1,590
5.50%, 8/15/28	2,500	2,608
York County IDA, Virginia Electric & Power, 5.50%, 7/1/09	2,350	2,436
Total Virginia (Cost $37,908)		38,769

WASHINGTON 0.5%

Port of Seattle IDRB, Northwest Airlines, 7.25%, 4/1/30 #	3,000	2,796
Snohomish County Housing Auth., Millwood Estates
5.50%, 6/1/29	3,750	3,818
Total Washington (Cost $6,623)		6,614

WEST VIRGINIA 0.4%

West Virginia Hosp. Fin. Auth., Oak Hill Hosp.
6.75%, 9/1/22 (Prerefunded 9/1/10†)	5,000	5,837
Total West Virginia (Cost $4,930)		5,837

WISCONSIN 0.6%

Oconto Falls CDA, Oconto Falls Tissue, 7.75%, 12/1/22 #	2,600	1,914
Wisconsin HEFA, National Regency of New Berlin
8.00%, 8/15/25 (Prerefunded 2/15/06†)	5,655	5,887
Total Wisconsin (Cost $8,120)		7,801

U. S. VIRGIN ISLANDS 0.3%

Virgin Islands PFA
Hovensa Refinery
5.875%, 7/1/22 #	1,800	1,960
6.125%, 7/1/22 #	2,350	2,597
Total U. S. Virgin Islands (Cost $4,156)		4,557

PREFERRED SHARES 0.8%

Charter Mac Equity Issuer Trust, Pfd., (Series A)
144A, 6.00%, 4/30/19	4,000	4,424
Munimae Bond Subsidiary Cum. Pfd., (Series A)
144A, 6.875%, 6/30/49 (Tender 6/30/09) #	6,000	6,583
Total Preferred Shares (Cost $10,000)		11,007

FUTURES 0.0%
Variation margin receivable (payable) on open futures contracts (2)		(85)
Total Futures		(85)

Total Investments in Securities
98.7% of Net Assets (Cost $1,283,527)	$ 1,348,377

(1)	Denominated in U.S. dollars unless other-	FSA	Financial Security Assurance Inc.
	wise noted	GO	General Obligation
#	Interest subject to alternative minimum tax	HEFA	Health & Educational Facility Authority
*	In default with respect to payment of interest.	HFA	Health Facility Authority
++	All or a portion of this security is pledged to	HFC	Housing Finance Corp.
	cover margin requirements on futures con-	HFFA	Health Facility Financing Authority
	tracts at August 31, 2005.	HHEFA	Health & Higher Educational Facility Authority
†	Used in determining portfolio maturity	IDA	Industrial Development Authority/Agency
144A	Security was purchased pursuant to Rule	IDB	Industrial Development Bond
	144A under the Securities Act of 1933 and	IDC	Industrial Development Corp.
	may be resold in transactions exempt from	IDRB	Industrial Development Revenue Bond
	registration only to qualified institutional	MBIA	MBIA Insurance Corp.
	buyers – total value of such securities at	PCR	Pollution Control Revenue
	period-end amounts to $17,260 and repre-	PFA	Public Finance Authority
	sents 1.3% of net assets	RAA	Radian Asset Assurance Inc.
ACA	American Capital Access Financial Guaranty	STEP	Stepped coupon bond for which the coupon
	Corp.		rate of interest will adjust on specified future
AMBAC	AMBAC Assurance Corp.		date(s)
CDA	Community Development	VR	Variable Rate; rate shown is effective rate
	Administration/Authority		at period-end
COP	Certificates of Participation	VRDN	Variable-Rate Demand Note; rate shown is
EFA	Educational Facility Authority		effective rate at period-end
FGIC	Financial Guaranty Insurance Company	XLCA	XL Capital Assurance Inc.

(2) Open Futures Contracts at August 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 150 U.S. Treasury ten year notes
contracts, $300 par of 6.375% Harris
County Health Fac. Dev. Corp. bonds
pledged as initial margin	9/05	$(16,939)	$(33)
Net payments (receipts) of variation
margin to date			(52)
Variation margin receivable (payable)
on open futures contracts			$(85)

‡Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities
(excluding 144A issues) at period-end amounts to $11,515 and represents 0.8% of net assets.

	Acquisition	Acquisition
Description	Date	Cost
District of Columbia, GO, VR, 8.119%, 6/1/17	8/10/99	$2,258
District of Columbia, GO, VR, 8.373%, 6/1/13	8/10/99	4,755
District of Columbia, GO, VR, 8.373%, 6/1/14	8/10/99	2,828
Totals		$9,841

The fund has registration rights for certain restricted securities held as of August 31, 2005. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $1,283,527)	$1,348,377
Interest receivable	19,300
Receivable for investment securities sold	4,199
Receivable for shares sold	1,719
Other assets	232

Total assets	1,373,827

Liabilities
Investment management fees payable	697
Payable for investment securities purchased	4,207
Payable for shares redeemed	557
Due to affiliates	39
Other liabilities	1,966

Total liabilities	7,466

NET ASSETS	$1,366,361

Net Assets Consist of:
Undistributed net investment income (loss)	$2,070
Undistributed net realized gain (loss)	(38,543)
Net unrealized gain (loss)	64,902
Paid-in-capital applicable to 113,338,050 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized	1,337,932

NET ASSETS	$1,366,361

NET ASSET VALUE PER SHARE	$12.06

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$36,796

Expenses
Investment management	4,021
Shareholder servicing	305
Custody and accounting	116
Prospectus and shareholder reports	35
Registration	34
Legal and audit	34
Proxy and annual meeting	6
Directors	4
Miscellaneous	59

Total expenses	4,614
Expenses paid indirectly	(4)

Net expenses	4,610

Net investment income (loss)	32,186

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	(214)
Futures	(552)

Net realized gain (loss)	(766)

Change in net unrealized gain (loss)
Securities	22,491
Futures	(333)

Change in net unrealized gain (loss)	22,158

Net realized and unrealized gain (loss)	21,392

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$53,578

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,186	$60,432
Net realized gain (loss)	(766)	387
Change in net unrealized gain (loss)	22,158	3,013

Increase (decrease) in net assets from operations	53,578	63,832

Distributions to shareholders
Net investment income	(31,970)	(60,207)

Capital share transactions *
Shares sold	133,635	222,181
Distributions reinvested	21,489	39,737
Shares redeemed	(75,919)	(172,867)

Increase (decrease) in net assets from capital
share transactions	79,205	89,051

Net Assets
Increase (decrease) during period	100,813	92,676
Beginning of period	1,265,548	1,172,872

End of period	$1,366,361	$1,265,548

(Including undistributed net investment income of
$2,070 at 8/31/05 and $1,854 at 2/28/05)

*Share information
Shares sold	11,210	18,976
Distributions reinvested	1,799	3,402
Shares redeemed	(6,374)	(14,823)

Increase (decrease) in shares outstanding	6,635	7,555

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on March 1, 1985. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At August 31, 2005, approximately 38% of the fund’s net assets were invested in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended August 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $213,325,000 and $113,522,000, respectively, for the six months ended August 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $36,088,000 of unused capital loss carryforwards, of which $10,066,000 expire in fiscal 2008, $15,713,000 expire in fiscal 2009, and $10,309,000 thereafter through fiscal 2011.

At August 31, 2005, the cost of investments for federal income tax purposes was $1,281,688,000. Net unrealized gain aggregated $66,741,000 at period-end, of which $90,832,000 related to appreciated investments and $24,091,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $52,000 for Price Associates and $213,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free High Yield Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005